UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 26, 2014
Ruby Tuesday, Inc.
(Exact Name of Registrant as Specified in Charter)
Georgia	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 West Church Avenue
Maryville, Tennessee 37801
(Address of Principal Executive Offices)
(865) 379-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS

Promotion of Jill Golder to Executive Vice President, Chief Financial Officer

On June 26, 2014, Ruby Tuesday, Inc. (the “Company”) appointed Jill Golder (age 52) as its next Executive Vice President, Chief Financial Officer to replace Michael O. Moore, who stepped down as Chief Financial Officer as of June 26, 2014.  Ms. Golder, who has over 25 years of finance and restaurant industry experience, joined the Company in April 2013, as Senior Vice President, Finance.  Since joining the Company, Ms. Golder has led the Financial Planning and Analysis, Marketing Analytics, Investor Relations and Information Technology groups.

Prior to joining the Company, Ms. Golder served as Chief Financial Officer for Cooper’s Hawk Winery & Restaurants.  She also spent 23 years at Darden Restaurants, holding progressively responsible positions in finance.  During her last 10 years with Darden, Ms. Golder held the position of Senior Vice President, Finance.

Ms. Golder serves on the University of Tennessee Economics Advisory Council.  She earned a Bachelor of Arts degree with a major in Economics at Kalamazoo College and a Masters in Business Administration from the University of Chicago Booth School of Business.

As Executive Vice President, Chief Financial Officer, Ms. Golder will receive an annual base salary of $375,000 and will remain eligible for annual bonus and incentive compensation.  In addition, Ms. Golder will receive a promotional equity award of restricted stock valued at $200,000, which vests in equal installments at each grant date anniversary for the next three years.

A copy of the press release of the Company announcing the appointment of Ms. Golder as Executive Vice President, Chief Financial Officer is attached as Exhibit 99.1 to this report.

Retirement of Michael Moore

On June 26, 2014, Mr. Moore stepped down as the Company’s Chief Financial Officer.  Pursuant to an amendment to the Company’s Separation Agreement with Mr. Moore, dated as of April 30, 2012, Mr. Moore will continue to serve the Company as Executive Vice President and shall serve as a strategic advisor to the Chief Financial Officer until his retirement from the Company on August 4, 2014.  The amendment to the Separation Agreement provides that the Company will pay Mr. Moore an amount equal to eight (8) months of his annual base salary in connection with his retirement.  A copy of the amendment to the Separation Agreement is attached hereto as Exhibit 10.1

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit	Description
10.1	First Amendment Separation Agreement, dated as of April 20, 2012, by and between Ruby Tuesday, Inc. and Michael O. Moore (such amendment dated as of June 26, 2014).
99.1	Press Release dated June 26, 2014 (this press release is being furnished pursuant to Item 5.02 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Ruby Tuesday, Inc.
(Registrant)

By: /s/ James J. Buettgen
James J. Buettgen
Chairman, President, and
Chief Executive Officer
Date: June 26, 2014